Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mayor’s Jewelers, Inc. (the “Company”) on Form 10-Q for the thirteen weeks ended June 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John D. Ball, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2004

/s/ John D. Ball
John D. Ball
Senior Vice President and Chief Financial Officer